UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2022

DAVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40161	86-1481509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 N. San Vicente Blvd. 900W

West Hollywood, CA 90069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 857-3283

1265 South Cochran Avenue

Los Angeles, CA 90069

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	DAVE	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	DAVEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 21, 2022, Dave Inc., a Delaware corporation (the “Company”), entered into a Convertible Note Purchase Agreement (“Purchase Agreement”) with FTX Ventures Ltd., owner and operator of FTX US (the “Purchaser”), providing for the purchase and sale of a Convertible Note in the initial principal amount of $100.0 million (the “Note” and the transactions contemplated by the Purchase Agreement and the Note, the “Transaction”). The Transaction is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on an exemption provided by Rule 506 of Regulation D and Section 4(a)(2) of the Securities Act. The Company intends to use the proceeds from the sale of the Note for working capital and general corporate purposes.

The Note bears interest at a rate of 3.00% per year (compounded semi-annually), payable semi-annually in arrears on June 30th and December 31th of each year. Interest may be paid in-kind or in cash, at the Company’s option. Forty-eight months (the “Maturity Date”) after the date of the initial issuance of the Note (the “Issuance Date”), the Company will pay the Purchaser the sum of (i) the outstanding principal amount of the Note, plus (ii) all accrued but unpaid interest thereon, plus (iii) all expenses incurred by the Purchaser (the “Redemption Price”). Payment of the Redemption Price on the Maturity Date will constitute a redemption of the Note in whole.

During the term of the Note, the Note will be convertible into shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”) at the option of the Purchaser, upon delivery on one or more occasions of a written notice to the Company electing to convert the Note or all of any portion of the outstanding principal amount of the Note. The initial conversion price of the Note is $10.00 per share of Common Stock (the “Conversion Price”). The conversion price of the Note is subject to adjustment for stock splits, dividends or distributions, recapitalizations, spinoffs or similar transactions. The Note and the shares of Common Stock issuable upon conversion of the Note have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from registration requirements.

Beginning on the twenty-four-month anniversary of the Issuance Date continuing until the Maturity Date, if the closing price of the Common Stock equals or exceeds 175% of the Conversion Price for 20 out of the 30 consecutive trading days ending immediately preceding the delivery of the notice of the Company’s election to convert the Note, the Note will be convertible into shares of Common Stock at the option of the Company, upon delivery of a written notice to the Purchaser electing to convert the Note or all or any portion of the outstanding principal amount of the Note.

At any time prior to the Maturity Date, the Company may, in its sole discretion and upon delivery of a written notice to the Purchaser electing to prepay the Note, prepay the Note without penalty by paying the Purchaser 100% of the Redemption Price. Once the Redemption Price has been delivered to the Purchaser, the Note will be cancelled and retired.

Conversion of the full initial principal amount of the Note would result in the issuance of 10,000,000 shares of Common Stock if converted at $10.00 per share, which amount is subject to increase by any interest paid in kind that is added to the outstanding principal under the terms of the Note.

The Purchase Agreement and Note include customary representations, warranties and covenants and set forth standard events of default upon which the Note may be declared immediately due and payable.

A copy of the Note and the Purchase Agreement are filed as Exhibit 4.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The foregoing description of the Note and the Purchase Agreement is qualified in its entirety by reference to such exhibits.

Item 2.02.	Results of Operations and Financial Condition

On March 21, 2022, the Company issued a press release (the “Earnings Press Release”) announcing its financial results for the full year ended December 31, 2021. The Earnings Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in this Item 2.02 and in the Earnings Press Release attached hereto as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 7.01	Regulation FD Disclosure.

On March 21, 2022, the Company also issued a press release regarding the Transaction (the “Transaction Press Release”). A copy of the Transaction Press Release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The information included in this Item 7.01 and in the Transaction Press Release attached hereto as Exhibit 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Item 8.01	Other Events

On March 21, 2022, the Company also entered into a White Label Services Agreement (the “Services Agreement”) with West Realm Shire Services, Inc., d/b/a FTX US (“FTX”). The Services Agreement allows the Company’s customers to establish accounts with FTX to place orders for eligible cryptocurrencies and for the settlement of such orders. During the four year term of the Services Agreement, FTX will be the Company’s exclusive provider of such cryptocurrency services.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Convertible Note by and between Dave Inc. and FTX Ventures Ltd.

10.1	Convertible Note Purchase Agreement, dated March 21, 2022, by and between Dave Inc. and FTX Ventures Ltd.

99.1	Earnings Press Release dated March 21, 2022

99.2	Transaction Press Release dated March 21, 2022

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2022	Dave Inc.

	By:	/s/ John Ricci
Name: John Ricci
Title: General Counsel